Exhibit 99.1

Pfizer Invests $43 Billion to Battle Cancer

•	Pfizer to acquire Seagen for $229 per Seagen share in cash, for a total enterprise value of approximately $43 billion

•	Proposed combination enhances Pfizer’s position as a leading company in Oncology

•	Seagen’s medicines, late-stage development programs and pioneering expertise in Antibody-Drug Conjugates (ADCs) strongly complement Pfizer’s Oncology portfolio

•	Seagen expected to contribute more than $10 billion in risk-adjusted revenues in 2030

•	Pfizer and Seagen to hold analyst and investor call at 8 a.m. EDT today

NEW YORK and BOTHELL, Washington, March 13, 2023 – Pfizer Inc. (NYSE: PFE) and Seagen Inc. (Nasdaq: SGEN) today announced that they have entered into a definitive merger agreement under which Pfizer will acquire Seagen, a global biotechnology company that discovers, develops and commercializes transformative cancer medicines, for $229 in cash per Seagen share for a total enterprise value of $43 billion. The Boards of Directors of both companies have unanimously approved the transaction.

“Pfizer is deploying its financial resources to advance the battle against cancer, a leading cause of death worldwide with a significant impact on public health,” said Dr. Albert Bourla, Pfizer Chairman and Chief Executive Officer. “Together, Pfizer and Seagen seek to accelerate the next generation of cancer breakthroughs and bring new solutions to patients by combining the power of Seagen’s antibody-drug conjugate (ADC) technology with the scale and strength of Pfizer’s capabilities and expertise. Oncology continues to be the largest growth driver in global medicine, and this acquisition will enhance Pfizer’s position in this important space and contribute meaningfully to the achievement of Pfizer’s near- and long-term financial goals.”

Seagen expects to generate approximately $2.2 billion of revenue in 20231, representing 12% year-over-year growth, from its four in-line medicines, royalties and collaboration and license agreements. When combining the expected strong growth trajectories for these medicines with candidates that could emerge from Seagen’s pipeline, subject to clinical trial and regulatory success, Pfizer believes Seagen could contribute more than $10 billion in risk-adjusted revenues in 2030, with potential significant growth beyond 2030.

Seagen is a pioneer in ADC technology, with four of the twelve total FDA-approved and marketed ADCs using its technology industry-wide. ADCs are a transformative modality that is emerging as a powerful tool across a broad range of cancers designed to preferentially kill cancer cells and limit off-target toxicities. Seagen has developed a leadership position in ADC technologies since its founding 25 years ago, with groundbreaking and proprietary technology that is positioned for significant growth in 2023 and beyond. Seagen’s portfolio includes four approved medicines2 that are first- or best-in-class in their respective indications across solid tumors and hematologic malignancies, including three ADCs: ADCETRIS® (brentuximab vedotin), PADCEV® (enfortumab vedotin), and TIVDAK® (tisotumab vedotin). The company also commercializes TUKYSA® (tucatinib). Clinical development programs are ongoing for each of these medicines for potential new tumor types or expanded indications in earlier lines of therapy, with catalysts expected annually through 2027.

Seagen is also poised to expand the impact of its therapeutic approach with its broad and deep pipeline that includes eleven new molecular entities, many with the potential to treat large patient populations and all with global commercial rights.3 The proposed acquisition is also expected to enable for combination potential across both the Seagen and Pfizer pipelines and will leverage Pfizer’s protein engineering and medicinal chemistry capabilities to advance Seagen’s ADC technology to unlock potential novel target combinations and next-generation biologics.

Seagen is also advancing innovative technologies capable of potentially generating multiple Investigational New Drug Applications (INDs), including next-generation linker/payload technologies for ADCs and other innovative antibody platforms that directly engage the immune system to destroy tumors, such as bi-specific antibodies.

“Pfizer shares our steadfast commitment to patients, and this combination is a testament to the passion, dedication and talent of the Seagen team to achieve our mission to discover, develop, and commercialize transformative cancer medicines that make a meaningful difference in people’s lives,” said David Epstein, Seagen Chief Executive Officer. “The proposed combination with Pfizer is the right next step for Seagen to further its strategy, and this compelling transaction will deliver significant and immediate value to our stockholders and provide new opportunities for our colleagues as part of a larger science-driven, patient-centric, global company.”

Today, Pfizer Oncology has an industry-leading portfolio of 24 approved innovative cancer medicines that generated $12.1 billion in 2022 revenues, including the best-selling therapies for metastatic breast cancer and prostate cancer. Pfizer’s in-line portfolio is focused on four broad, key areas: breast cancer, genitourinary cancer, hematology and precision medicine, complemented by an extensive pipeline of 33 programs in clinical development. The proposed combination with Seagen would double Pfizer’s early-stage oncology clinical pipeline.

“Over the past decade we’ve taken bold new approaches to translating scientific research into effective medicines for people living with cancer, and we have pioneered several breakthroughs in breast cancer, genitourinary cancer, hematological malignancies and precision medicine,” said Chris Boshoff, Chief Development Officer Oncology and Rare Disease, Pfizer. “The addition of Seagen’s world-leading ADC technology will position us at the forefront of innovative cancer care, and strongly complements our existing portfolio across both solid tumors and hematologic malignancies. We believe the combination of our teams, and respective areas of strength and global footprints will allow us to realize Seagen’s potential and advance even more potential breakthroughs to patients with cancer.”

Pfizer expects to finance the transaction substantially through $31 billion of new, long-term debt, and the balance from a combination of short-term financing and existing cash. The transaction is expected to be neutral to slightly accretive to adjusted diluted earnings per share (EPS)4 in the third to fourth full year post close. Pfizer expects to achieve nearly $1 billion in cost efficiencies in the third full year after the completion of the transaction.

The companies expect to complete the transaction in late 2023 or early 2024, subject to fulfillment of customary closing conditions, including approval of Seagen’s stockholders and receipt of required regulatory approvals.

Pfizer’s financial advisor for the transaction is Guggenheim Securities, LLC, with Wachtell, Lipton, Rosen & Katz acting as Pfizer’s legal advisor. Centerview Partners LLC is serving as Seagen’s financial advisor and provided a fairness opinion to Seagen’s Board of Directors with Sullivan & Cromwell LLP serving as its legal advisor. MTS Health Partners also provided financial advice to Seagen.

Investor Call Details

Pfizer Inc. invites Pfizer investors and the general public to view and listen to a webcast of a live conference call with investment analysts at 8 a.m. EDT on Monday, March 13, 2023.

To view and listen to the webcast visit Pfizer’s web site at www.pfizer.com/investors or directly at https://onlinexperiences.com/Launch/QReg/ShowUUID=2CF4266F-33F2-4847-A155-556232D2DC01&LangLocaleID=1033&GroupID=Onyx. Information on accessing and pre-registering for the webcast will be available at www.pfizer.com/investors beginning today. Participants are advised to pre-register in advance of the conference call.

You can listen to the conference call by dialing either (800) 456-4352 in the United States or Canada or (785) 424-1086 outside of the United States and Canada. The password is “68017.” Please join the call five minutes prior to the start time to avoid operator hold times.

The transcript and webcast replay of the call will be made available on Pfizer’s web site at www.pfizer.com/investors within 24 hours after the end of the live conference call and will be accessible for at least 90 days.

About Pfizer Oncology

At Pfizer Oncology, we are committed to advancing medicines wherever we believe we can make a meaningful difference in the lives of people living with cancer. Today, we have an industry-leading portfolio of 24 approved innovative cancer medicines and biosimilars across more than 30 indications, including breast, genitourinary, colorectal, blood, and lung cancers, as well as melanoma.

About Pfizer: Breakthroughs That Change Patients’ Lives

At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products, including innovative medicines and vaccines. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world’s premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. For more than 170 years, we have worked to make a difference for all who rely on us. We routinely post information that may be important to investors on our website at www.pfizer.com. In addition, to learn more, please visit us on and follow us on Twitter at @Pfizer and @Pfizer News, LinkedIn, YouTube and like us on Facebook at Facebook.com/Pfizer.

About Seagen

Seagen is a global biotechnology company that discovers, develops and commercializes transformative cancer medicines to make a meaningful difference in people’s lives. Seagen is headquartered in the Seattle, Washington area, and has locations in California, Canada, Switzerland and the European Union. For more information on the company’s marketed products and robust pipeline, visit www.seagen.com and follow @SeagenGlobal on Twitter.

Disclosure Notice

The information contained in this press release is as of March 13, 2023.

This press release contains forward-looking information about, among other topics, Pfizer’s proposed acquisition of Seagen, Pfizer’s and Seagen’s commercialized and pipeline products, including anticipated launches thereof, and Seagen’s technology platform, including, in each case, their potential benefits, anticipated revenue contribution, potential first-in-class, best-in-class or blockbuster status, Pfizer’s capital allocation objectives, anticipated financing, anticipated accretion and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Seagen stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Seagen’s business; risks related to the financing of the transaction; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; uncertainties regarding the commercial success of Pfizer’s and Seagen’s commercialized and pipeline products; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Pfizer’s or Seagen’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Seagen described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” (in the case of Pfizer) and “Special Note Regarding Forward-Looking Statements” (in the case of Seagen) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pfizer and Seagen assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Pfizer nor Seagen gives any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, Seagen will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Seagen’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Seagen with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Seagen’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Seagen’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at investor.seagen.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Seagen and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Seagen in favor of the proposed transaction. Information about Seagen’s directors and executive officers is set forth in Seagen’s proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2022. Additional information concerning the interests of Seagen’s participants in the solicitation, which may, in some cases, be different than those of Seagen’s stockholders generally, will be set forth in Seagen’s proxy statement relating to the proposed transaction when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and at investor.seagen.com.

# # #

Pfizer:

Media Relations

+1 (212) 733-1226

PfizerMediaRelations@pfizer.com

Investor Relations

+1 (212) 733-4848

IR@pfizer.com

Seagen:

Media Relations

David Caouette

(310) 430-3476

dcaouette@seagen.com

Investors

Douglas Maffei, Ph.D.

(425) 527-4881

dmaffei@seagen.com

(1)	Mid-point of range of ~$2.14 – $2.24 billion as provided by Seagen in its Fourth-Quarter earnings release dated February 15, 2023.

(2)

Commercialization territories: Adcetris – U.S. & Canada (collaboration with Takeda); Padcev – U.S. (co-commercialization with Astellas), Canada and Latin America (the latter through distributor Adium); Tukysa – U.S., Canada, Europe (collaboration with Merck, in Europe through distributors Swixx and Genesis); and Tivdak – U.S. (collaboration with Genmab), Rest of World (except Japan, a Genmab territory and China – collaboration agreement with Zai Lab).

ADCETRIS® (brentuximab vedotin) is indicated for certain CD30-expressing lymphomas, including Hodgkin’s disease; PADCEV® (enfortumab vedotin) is indicated for metastatic urothelial cancer (mUC) and TIVDAK® (tisotumab vedotin) is indicated for metastatic cervical cancer. The company also commercializes TUKYSA® (tucatinib) for the treatment of certain HER2-positive metastatic breast and colorectal cancers.

(3)	Seagen shares worldwide rights to SGN-CEACAM5C with Sanofi, S.A.

(4)

Adjusted diluted EPS is defined as U.S. GAAP Reported diluted EPS attributable to Pfizer Inc. common shareholders before the impact of amortization of intangible assets, certain acquisition-related items, discontinued operations and certain significant items. The Adjusted diluted EPS measure is not, and should not be viewed as, a substitute for U.S. GAAP diluted EPS. See the Non-GAAP Financial Measure: Adjusted Income section of Management’s Discussion and Analysis of Financial Condition and Results of Operations in Pfizer’s 2022 Annual Report on Form 10-K and the information contained in the footnotes of the Pfizer investor presentation issued today for additional information.